                                                                   EXHIBIT 10.21

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement is dated as of June 17, 1999 by and among SKYNET HOLDINGS, INC., a Delaware corporation (the "Company"), MUSTANG HOLDINGS, INC., a Kansas corporation ("Mustang"), GREENSTREET PONY PARTNERS, LLC, a Missouri limited liability company ("GPP"), MUSTANG INVESTMENT PARTNERS, LLC, a Kansas limited liability company ("MIP"), C.M. "CONNIE" CARSON AND DIANA CARSON, AS TRUSTEES OF THE CARSON FAMILY TRUST ("Carson Trust") and RICHARD L. WILLIAMS ("Williams," and collectively with GPP, MIP and the Carson Trust, the "Stockholders").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Company, and the Stockholders are parties to a Stock Purchase Agreement dated as of May 27, 1999 (the "Stock Purchase Agreement") pursuant to which (i) Mustang has agreed to sell to the Company all of the issued and outstanding common stock of Pony Express Delivery Service, Inc., a Delaware corporation ("PX") (the "Stock Purchase"), (ii) GPP and MIP have agreed to exchange certain promissory notes from PX in return for an aggregate of $3,097,568 in stated value of the Company's Series B Convertible Preferred Stock (the "Series B Preferred"), (iii) the Carson Trust has agreed to exchange a promissory note from PX for $3,077,416 in stated value of Series B Preferred; and (iv) Williams has agreed to exchange a promissory note from PX for $615,480 in stated value of Series B Preferred;

     WHEREAS, pursuant to the Stock Purchase, Mustang is to receive certain shares of the Company's $.0001 par value common stock (the "Common Stock");

     WHEREAS, the Series B Preferred (and any additional Series B Preferred issued on account of accrued dividends payable in respect of such Series B Preferred) is convertible upon certain conditions and on such terms as are set forth on the Designation of Series B Preferred Stock set forth as Exhibit A hereto.

     WHEREAS, the parties hereto desire to set forth their agreement concerning the registration under the Securities Act of 1933, as amended, of the Common Stock issued to Mustang in connection with the Stock Purchase and the Common Stock to be issued upon a conversion of the Series B Preferred Stock by one or more of the holders thereof or otherwise pursuant to the terms of the Series B Preferred.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

     1.   Definitions.
          -----------

          (a) "Closing" shall mean that date upon which the closing of the Stock Purchase occurs.

          (b)  "Company" shall mean SkyNet Holdings, Inc.

          (c) "Conversion Shares" means the shares of the Company's Common Stock issued upon any conversion of the Series B Preferred (including any Series B Preferred issued following the date hereof on account of accrued and unpaid dividends on the Series B Preferred).

          (d)  "Exchange Act" shall mean the Securities Exchange Act of 1934.

          (e) "Mustang Shares" shall mean the shares of the Company's Common Stock issued to Mustang pursuant to Section 1.2.2 of the Stock Purchase Agreement.

          (f) "Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

          (g) "Registration Statement" shall mean a Registration Statement of the Company filed with the SEC pursuant to the provisions of Section 2 of this Agreement which covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such Registration Statement, including any pre-and post-effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

          (h) "Restricted Stock" shall mean all or any of the Mustang Shares, the Conversion Shares, and any additional shares of Common Stock or other equity securities of the Company issued or issuable after the date hereof in respect of any such securities (or other equity securities issued in respect thereof) by way of a stock dividend or stock split, in connection with a combination, exchange, reorganization, recapitalization or reclassification of Company securities, or pursuant to a merger, division, consolidation or other similar business transaction or combination involving the Company; provided that: as to any particular shares of restricted stock, such securities shall cease to constitute Restricted Stock (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, or (ii) when and to the extent such securities are permitted to be distributed pursuant to Rule 144 (or any successor provision to such Rule) under the Securities Act or are otherwise freely transferable to the public without further registration under the Securities Act.

          (i) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any relevant time.

          (j) "SEC" shall mean the United States Securities and Exchange Commission.

          (k) "Stock Purchase" shall mean the purchase by the Company from Mustang of all of the issued and outstanding common stock of PX pursuant to the terms of the Stock Purchase Agreement dated May 27, 1999.

          (l) "Stockholders" shall mean Mustang, GPP, MIP, the Carson Trust and Williams, which persons have received, or may receive subsequent to the date hereof upon conversion of the Series B Preferred, shares of the Common Stock.

          (m) "Trading Day" shall mean any day on which the New York Stock Exchange is open for trading.

     Capitalized terms used in this Registration Rights Agreement and not otherwise defined herein shall have the same meaning ascribed thereto in the Stock Purchase Agreement.

     2.   Registration Rights.
          -------------------

          (a)  Shelf Registration.

               (i) Subject to subparagraph 2(a)(ii) hereof, the Company shall use its best efforts to prepare and file, not later than the first anniversary of the Closing of the Stock Purchase, a Registration Statement with the SEC and use its best efforts to, as promptly as possible have such Registration Statement declared effective for the purpose of facilitating the public resale of the Conversion Shares.

               (ii) In the event the Series B Preferred is to be converted at the direction of the Company pursuant to Section 3(b) of the Designation of Series B Preferred, no such conversion shall be effected until such time as (A) the Company shall have filed a Registration Statement with the SEC covering the public resale of the Conversion Shares and (B) such Registration Statement shall have been declared effective by the SEC.

          (b) Piggyback Registration. If at any time following the first anniversary of the date hereof the Company proposes to file a registration statement under the Securities Act (except with respect to registration statements on Forms S-4, S-8, or any other form not available for registering the Common Stock for sale to the public), with respect to an offering of newly-issues Common Stock or other newly-issued securities of the Company for its own account, then the Company shall in each case give written notice of such proposed filing to Mustang at least 30 days before the anticipated filing date of the registration statement with respect thereto (the "Piggyback Registration"), and shall, subject to subparagraphs 2(c) and 2(d) below, include in such Piggyback Registration such number of shares of Mustang Shares as Mustang may designate.

          (c) Limitation on Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their reasonable opinion the amount of Mustang Shares requested to be included in such registration exceeds the amount which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Mustang Shares requested to be included in such registration by the Mustang.

          (d) Notwithstanding anything to the contrary contained herein, the Company's obligation in subparagraphs 2(a) and 2(b) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement filed under the Securities Act. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock. Furthermore, the Company shall not be restricted in any manner from including within the Registration Statement the distribution, issuance or resale of any of its or any other securities.

          (e) The Stockholders shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, following the filing by the Company of a registration statement with the SEC involving any primary offering to be undertaken by the Company of shares of its own common stock (the "Primary Offering"), which may also include other securities, and ending 180 days after completion of any such Primary Offering, unless the Company, in the case of a non-underwritten offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agree.

     3.   Registration Procedures. Whenever it is obligated to register any
          -----------------------
Restricted Stock pursuant to this Agreement, the Company shall:

          (a) use its best efforts to prepare and file with the Commission a Registration Statement with respect to the Restricted Stock in the manner set forth at Paragraph 2 hereof and use its best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective for that period identified in subparagraph 3(g) hereafter;

          (b) use its best efforts to prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in subparagraph 3(g) below and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the Stockholders' intended method of disposition set forth in such Registration Statement for such period;

          (c) furnish to the Stockholders and to each underwriter, if any, such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus), as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

          (d) use its best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Stockholders, or, in the case of an underwritten public offering, the managing underwriter shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) immediately notify the Stockholders under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made;

          (f) make available for inspection by the Stockholders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Stockholders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Stockholders, underwriter, attorney, accountant or agent in connection with such Registration Statement;

          (g) for purposes of subparagraphs 3(a) and 3(b) above, the period of distribution of Restricted Stock shall be deemed to extend until the earlier of:
(A) in an underwritten public offering of all of the Restricted Stock, the period in which each underwriter has completed the distribution of all securities purchased by it; (B) in any other registration, the period in which all shares of Restricted Stock covered thereby shall have been sold; and (C) a period of two (2) years from the effective date of the first Registration Statement filed by the Company with the SEC pursuant to this Agreement;

          (h) if the Common Stock of the Company is listed on any securities exchange or automated quotation system, the Company shall use its best efforts to list (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable) the Restricted Stock covered by such Registration Statement on such exchange or automated quotation system;

          (i) enter into normal and customary underwriting arrangements or an underwriting agreement and take all other reasonable and customary actions if the Stockholders sell shares of Restricted Stock pursuant to an underwriting (however, in no event shall the Company, in connection with such underwriting, be required to undertake any special audit of a fiscal period in which an audit is normally not required);

          (j) notify the Stockholders if there are any amendments to the Registration Statement, any requests by the SEC to supplement or amend the Registration Statement, or of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

          (k) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.

     4.   Expenses.
          --------

          (a) For the purposes of this Paragraph (4), the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with paragraph (2) of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, "blue sky" fees, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of the sale of Restricted Stock.

          (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statement filed pursuant to paragraph (2) of this Agreement. All Selling Expenses in connection with any Registration Statement filed pursuant to paragraph (2) of this Agreement shall be borne by the Shareholder in proportion, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

     5.   Obligations of Stockholders.
          ---------------------------

          (a) In connection with any registration hereunder, each of the Stockholders owning securities registered in such offering will furnish to the Company in writing such information with respect to itself and the securities held by it, and the proposed distribution by it as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including such seller's Restricted Stock in the Registration Statement. The Stockholders also shall agree to promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing.

          (b) In connection with each registration pursuant to this Agreement, the Stockholders will not effect sales thereof until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, the Stockholders shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and the Stockholders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

     6.   Information Blackout.
          --------------------

          At any time when a Registration Statement effected pursuant to Paragraph 2 relating to Restricted Stock is effective, upon written notice from the Company to the Stockholders that the Company has determined in good faith that sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, the Stockholders shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies the Stockholders that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement may otherwise be resumed. The Company will use its best efforts to minimize the duration of any suspension of trading required hereunder.

     7.   Indemnification.
          ---------------

          (a) The Company agrees to indemnify, to the extent permitted by law, the Stockholders against all losses, claims, damages, liabilities and expenses joint or several, to which an Indemnified person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (a) any alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (b) any alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or other blue sky laws applicable to the Company in connection with such registration, except insofar as the same are caused by or contained in any information furnished to the Company by the Stockholders for use therein or by the Stockholders' failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished the Stockholders with a sufficient number of copies of the same.

          (b) In connection with any Registration Statement in which any of the Stockholders are participating, such participating Stockholders shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall jointly, but not severally, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished by such Shareholder.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     8.   Miscellaneous Provisions.
          ------------------------

          (a)  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware.

          (b)  Counterparts. This Agreement may be signed in any number of
               ------------
counterparts and delivered via facsimile, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          (c)  Amendments and Waivers. Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Shareholder.

          (d)  Notices. All communications under this Agreement shall be
               -------
sufficiently given if delivered by hand or by overnight courier or mailed by registered or certified mail, postage prepaid, addressed,

               (i)  if to the Company, to:

                    Mr. Vjekoslav Nizic
                    President and Chief Executive Officer
                    SkyNet Holdings, Inc.
                    343 Glasgow Avenue
                    Inglewood, CA  90301
                    Telephone Number: (310) 642-7776
                    Telecopy Number:  (310) 568-9637

                    with a copy to:

                    Stephen M. Cohen, Esquire
                    Buchanan Ingersoll, P.C.
                    Eleven Penn Center
                    1835 Market Street, 14th Floor
                    Philadelphia, PA  19103
                    Telephone Number: (215) 665-3873
                    Facsimile Number: (215) 665-8760

               (ii) if to the Stockholders to the address identified on the books and records of the Company, with a copy to:

                    with respect to Mustang, MIP, GPP or Williams:

                    Robert E. Marsh, Esquire
                    Corporate Counsel Group LLP
                    104 W. Ninth
                    Suite 404
                    Kansas City, MO 64105
                    Fax:  816-410-7201

                    and:

                    with respect to the Carson Trust:

                    James G. Jones, Esquire
                    Knapp, Marsh, Jones & Doran, L.L.P.
                    Manulife Plaza, Suite 1400
                    515 S. Figueroa Street
                    Los Angeles, CA 90071
                    Fax: 213-627-7897

or, at such other address as any of the parties shall have furnished in writing to the other parties hereto.

          (e) Assignment. Except as set forth in this subparagraph 8(e), the rights granted to the Stockholders hereunder shall not be assignable, directly or indirectly, without the prior written consent of the Company, which may be withheld in the Company's sole and absolute discretion. Notwithstanding the foregoing, the rights and obligations of Mustang respecting the Mustang Shares may be assigned by Mustang to MIP, GPP and/or Borg-Warner Security Corporation upon delivery of documentation reasonably acceptable to the Company pursuant to which any such permitted assignnee agrees to be bound to all of the terms and conditions of this Agreement applicable to the registration rights granted hereunder to Mustang in respect of such Mustang Shares, including without limitation the indemnification obligations set forth in Paragraph 7 hereof.

          (f)  Successors and Assigns; Stockholders as Beneficiaries. This
               -----------------------------------------------------
Agreement and the agreement of the parties herein shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

          (g)  Headings. The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

     9.   Entire Agreement; Survival; Termination. This Agreement is intended by
          ---------------------------------------
the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, each of the parties has executed or caused this Registration Rights Agreement to be executed as of the date first above written.


                              SKYNET HOLDINGS, INC.


                              By:______________________________________
                                 Name:  Vjekoslav Nizic
                                 Title: President and Chief Executive Officer

                              MUSTANG HOLDINGS, INC



                              BY:  ____________________________________
                                   Terry Matlack
                                   Chairman


                              GREENSTREET PONY PARTNERS, LLC,
                              a Missouri limited liability company


                              By:______________________________________
                                 Name:  Terry Matlack
                                 Title: Manager


                              MUSTANG INVESTMENT PARTNERS, LLC,
                              a Kansas limited liability company

                              By:  Merit Capital Management, its Manager


                                   By:_________________________________
                                      Name:  Michael J. Meyer
                                      Title: President


                     SIGNATURES CONTINUE ON FOLLOWING PAGE

                    SIGNATURES CONTINUED FROM PREVIOUS PAGE


                              CARSON FAMILY TRUST


                              By:____________________________________
                                 C.M. "Connie" Carson, Trustee


                              By:____________________________________
                                 Diana Carson, Trustee



                              _______________________________________
                              Richard L. Williams